DOCUMENT STANDSTILL
                            AND TERMINATION AGREEMENT


         This Document Standstill and Termination Agreement (this "Agreement") is made as of January 8, 2001 by and among Motient Corporation ("Motient"), Motient Services Inc. ("Sub"), Mobile Satellite Ventures LLC (formerly known as Motient Satellite Ventures LLC)("Newco") and each of the Investors (the "Investors") listed on Schedule I of the June Investment Agreement (as defined below).

         WHEREAS, Motient, Newco and the Investors entered into an Investment Agreement, dated June 22, 2000 (the "June Investment Agreement"; which term shall also be deemed to include the Parent Transfer Letter Agreement (as defined in the June Investment Agreement) and the Section 2.1 Letter (as defined in the June Investment Agreement)) and Motient and the Investors entered into a First Amended and Restated Limited Liability Company Agreement of Newco dated June 29, 2000 (the "LLC Agreement");

         WHEREAS, Motient, Newco and the Investors acknowledged in a side letter to the June Investment Agreement the possibility of a future transaction with TMI Communications and Company, Limited Partnership ("TMI") which would require the renegotiation and/or amendment of certain terms of the June Investment Agreement;

         WHEREAS, the parties hereto have entered into a January 2001 Investment Agreement, dated as of the date hereof (the "January Investment Agreement") by and among Motient, TMI, Newco, the Investors and others to provide for, among other things, the addition of TMI as a limited partner of Newco;

         WHEREAS, the parties to the June Investment Agreement hereby desire to provide for the termination of the June Investment Agreement in certain circumstances; and

         WHEREAS, if the January Investment Agreement is terminated under certain circumstances, the parties hereto desire that this Agreement terminate and further desire to continue thereafter with the terms and conditions of the June Investment Agreement as if this Agreement were never executed.

         NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The parties hereby consent to the execution and delivery of the January Investment Agreement which provides for, among other things, the addition of TMI as a limited partner of Newco at the Closing thereunder.

2. Section 3.1(a) of the June Investment Agreement is hereby amended as set forth on Exhibit 1 hereto.

3. Subject to and effective upon the occurrence of the consummation of the Closing under the January Investment Agreement (including without limitation a Closing contemplated pursuant to Section 1.8 thereof) (a) the June Investment Agreement shall be deemed terminated and upon such termination, all rights and obligations of the parties thereunder, other than the rights and obligations under Sections 7.9, 12, 17 and 18, shall terminate and (b) the Newco LP Agreement (as defined in the January Investment Agreement) shall be deemed to supersede the LLC Agreement.

4. Subject to and effective upon the termination of the January Investment Agreement pursuant to Section 11.2 thereof, the June Investment Agreement shall be deemed amended to (a) delete Sections 2, 6, 7.4(b), 7.4(c) and 7.4(d), (b) delete the parenthetical "(until the Investors Option Closing)" where it appears in Sections 7.3(b), 7.3(c), 7.3(d), 7.3(e) and 7.4(a) and (c) further amend
Section 3.1 to provide that the Exercise Period thereunder shall be deemed to expire on June 29, 2002.

5. If the January Investment Agreement is terminated pursuant to Section 11.2 thereof, effective upon such termination the LLC Agreement shall be deemed amended as follows:


          a. Sections 9.5(b) and 13.1(c) of the LLC Agreement shall be deemed deleted in their entirety;

          b. Section 5.2 of the LLC Agreement shall be deemed amended and restated to read as follows:

Except as specifically permitted by the Investment Agreement or the Ancillary Agreements, the Company will not, without the prior written consent of the Required Investor Majority, enter into any transaction with any Member or any of their respective Affiliates unless such transaction is on terms no less favorable to the Company than can be obtained from an unaffiliated third party.

         c. Section 6.1(c) of the LLC Agreement shall be deemed amended to provide that the Board shall consist of ten (10) directors, with each member of Newco being entitled to appoint one (1) director for each ten percent (10%) Percentage Interest (as defined in the LLC Agreement) held by such member. For purposes of the immediately preceding sentence, the Investors may elect to aggregate their Percentage Interests for purposes of determining how many directors shall be allocated to the Investors as a group;

         d. The reference in Section 6.1(e)(v)(2) of the LLC Agreement to a special committee of the board of directors of the Company, consisting of five
(5) members, three (3) of whom shall be Investor Directors and two (2) of whom shall be Motient Directors shall be deemed amended to refer to a special committee of the board of directors of the Company, consisting of three (3) members, two (2) of whom shall be Investor Directors and one (1) of whom shall be a Motient Director.

          e. Section 13.1(a) of the LLC Agreement shall be deemed amended by replacing the word "unanimous" with the word "majority";

          f. Section 14.1 of the LLC Agreement shall be deemed amended and restated to read as follows:

                  "Any amendments to this Agreement shall be adopted and be effective as an amendment hereto only if approved by Motient and the Required Investor Majority and any other Member admitted after the date hereof."

6. If the January Investment Agreement is terminated pursuant to Section 11.2 thereof, then in addition to any other rights the Investors may have under the June Investment Agreement or the LLC Agreement, as modified by this Agreement, and notwithstanding any contrary provision of any agreement, the following provisions shall also apply until and including June 29, 2002:

          a. The provisions of Section 3. (Parent Conversions) set forth in the June Investment Agreement as amended hereby shall continue to be applicable.

         b. Motient, Sub and Newco will continue to prosecute before the FCC the FCC Applications and use all commercially reasonable efforts to obtain the FCC Applications Order (as defined in the January Investment Agreement); provided the FCC Applications may be modified as necessary to reflect the termination of the January Investment Agreement.

         c. In the event that during this period, Motient, Sub (as defined in the June Investment Agreement) or any affiliate thereof shall agree to engage in a transaction (no matter how structured) in which (i) all or substantially all of the Subject Assets (as defined in the Amended and Restated Sub Asset Sale Agreement (as defined in the January Investment Agreement)) are sold, contributed or transferred, directly or indirectly, by Sub to another entity (which is not a wholly-owned direct or indirect subsidiary of Motient) in one transaction or a series of related transactions, or all or substantially all of Motient's equity interest in Sub is sold, contributed or transferred, directly or indirectly other than to an entity which is a direct or indirect subsidiary of Motient and (ii) Motient or Sub or any affiliate thereof receives consideration for such transfer, whether in the form of cash consideration or otherwise, then each Investor shall be entitled to receive, in exchange for its interest in Newco and in lieu of exercising its rights under Section 3 of the June Investment Agreement, in the aggregate, that portion of the consideration attributable to the Subject Assets received by Motient or Sub or such affiliate in such transaction in the same proportion as the Investor's Percentage Interest in Newco bears to the aggregate Percentage Interests in Newco held by Motient, Motient's subsidiaries and the Investors as of the date of such transaction. The consideration attributable to the Subject Assets received in connection with such transaction shall be determined taking into account all relevant aspects of the transaction, and shall be calculated assuming no liabilities or obligations are being assumed by the acquiror other than the liabilities of Sub that would have been assumed by Newco in connection with the consummation of the transactions contemplated by the Amended and Restated Sub Asset Sale Agreement, and shall not include the amount of the consideration fairly attributable to assets acquired by the acquiror in such transaction that would not have been part of the assets of Sub acquired by Newco in connection with the consummation of the transactions contemplated by the Amended and Restated Sub Asset Sale Agreement. It is understood that this provision shall not be applicable to any merger, purchase or sale transaction involving the sale or acquisition of Motient itself or involving the sale or acquisition of both the Subject Assets and Motient's terrestrial network business.

7. If the January Investment Agreement is terminated for any reason (other than pursuant to Section 11.2 thereof and other than as a result of the default of an Investor or any affiliate of an Investor thereunder or a default by Motient, Newco or Parent Sub thereunder), this Agreement shall be deemed terminated and the June Investment Agreement, as amended by Section 2 hereof, shall thereafter continue in full force and effect and be binding on the parties thereto. If the January Investment Agreement is terminated for any reason (other than pursuant to Section 11.2 thereof and other than as a result of the default of an Investor or an affiliate of an Investor thereunder), the Asset Sale Agreement (as defined in the June Investment Agreement), as amended by amendment thereto dated November 29, 2000, shall be deemed to continue in full force and effect from the date the January Investment Agreement is so terminated as if the Asset Sale Agreement, as amended by amendment thereto dated November 29, 2000, had not been amended and restated by the Amended and Restated Sub Asset Sale Agreement (as defined in the January Investment Agreement).

8. If the January Investment Agreement is terminated as a result of the default of an Investor or any affiliate of an Investor thereunder, the June Investment Agreement shall be deemed amended to (a) delete Sections 2, 6, 7.4(b), 7.4(c) and 7.4(d), (b) delete the parenthetical "(until the Investors Option Closing)" where it appears in Sections 7.3(b), 7.3(c), 7.3(d), 7.3(e) and 7.4(a) and (c) further amend Section 3.1 to provide that the Exercise Period thereunder shall be deemed to expire on June 29, 2002. If the January Investment Agreement is terminated as a result of the default of an Investor or any affiliate of an Investor thereunder, the LLC Agreement shall be deemed amended as set forth in
Section 5 of this Agreement as if the January Investment Agreement were terminated pursuant to Section 11.2 thereof.

9. If the January Investment Agreement is terminated as a result of the default of Motient, Newco or Parent Sub thereunder, the Investors shall have the option of terminating or reinstating the June Investment Agreement.

10. Until the occurrence of the earlier of (a) the consummation of the Closing under the January Investment Agreement and (b) the termination of the January Investment Agreement, the parties shall not exercise any of their respective rights under the June Investment Agreement (other than (i) those arising in connection with a breach of the June Investment Agreement by another party thereto arising prior to the date of this Agreement and (ii) their rights under
Section 3.1 of the June Investment Agreement).

11. Whenever an agreement is said to be terminated or amended pursuant to this Agreement, this Agreement shall constitute the written consent of the parties to such agreement to such termination or amendment.

12. This Agreement is being executed and delivered in, and shall be governed by and construed according to the laws of, the State of New York (but not including any choice of law rules thereof which would lead to a contrary result). This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement may be assigned by a party hereto only to a person or entity to whom such party is concurrently assigning its rights under the January Investment Agreement in accordance with the terms of the January Investment Agreement This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which, when taken together, shall constitute one instrument.

                         [Signatures on Following Pages]

         IN WITNESS WHEREOF, the undersigned indicate their agreement to the above as of the day and year first above written.



                               MOTIENT CORPORATION


                               By:/s/Gary M. Parsons
                                  --------------------------------------
                                  Gary M. Parsons, Chairman


                               MOTIENT SERVICES INC.


                               By:/s/Gary M. Parsons
                                  --------------------------------------
                                  Gary M. Parsons, Chairman


                               MOBILE SATELLITE VENTURES LLC


                               By:/s/Gary M. Parsons
                                  --------------------------------------
                                  Gary M. Parsons, Chairman


                               TELCOM SATELLITE VENTURES INC.


                               By:/s/Rahul Prakash
                                  --------------------------------------
                                  Rahul Prakash, President


                               COLUMBIA SPACE (QP), INC.


                               By:/s/James B. Fleming, Jr.
                                  --------------------------------------
                                  James B. Fleming, Jr.
                                  Title:  President


                               COLUMBIA SPACE (AI), INC.


                               By:/s/James B. Fleming, Jr.
                                  --------------------------------------
                                  James B. Fleming, Jr.
                                  Title:  President

                               COLUMBIA SPACE (QP), INC.


                               By:/s/Donald A. Doering
                                  ---------------------------------------
                                  Donald A. Doering
                                  Title: CFO


                               COLUMBIA SPACE (AI), INC.


                               By:/s/Donald A. Doering
                                  ----------------------------------------
                                  Donald A. Doering
                                  Title: CFO


                               COLUMBIA SPACE PARTNERS, INC.


                               By:/s/Donald A. Doering
                                  ----------------------------------------
                                  Donald A. Doering
                                  Title: CFO

                               SPECTRUM SPACE EQUITY
                               INVESTORS IV, INC.


                               By:/s/Kevin J. Maroni
                                  ----------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                               COLUMBIA SPACE (QP), INC.


                               By:/s/James B. Fleming, Jr.
                                  ----------------------------------------
                                  James B. Fleming, Jr.
                                  Title:  President


                               COLUMBIA SPACE (AI), INC.


                               By:/s/James B. Fleming, Jr.
                                  ----------------------------------------
                                  James B. Fleming, Jr.
                                  Title:  President


                               COLUMBIA SPACE PARTNERS, INC.


                               By:/s/James B. Fleming, Jr.
                                  ----------------------------------------
                                  James B. Fleming, Jr.
                                  Title:  President


                               SPECTRUM SPACE EQUITY
                               INVESTORS IV, INC.


                               By:/s/Kevin J. Maroni
                                  ----------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO

                                  SPECTRUM SPACE IV PARALLEL, INC.


                                  By:/s/Kevin J. Maroni
                                     --------------------------------------
                                     Kevin J. Maroni
                                     Title:  Chairman and CEO


                                  SPECTRUM SPACE IV MANAGERS, INC.


                                  By:/s/Kevin J. Maroni
                                     --------------------------------------
                                     Kevin J. Maroni
                                     Title:  Chairman and CEO

                                                              Exhibit 1
                                                              Parent Conversions



                  (a) Each of the three Investor Groups as described on Schedule I hereto (each, an "Investor Group") shall have a right, upon written notice (the "Conversion Notice") to Parent by the Investor Group Designee designated on
Schedule I hereto relating to such Investor Group an "Investor Group Designee") delivered on or before the last day of the Exercise Period, to require, and upon receipt of such notice Parent shall cause and do all things necessary (including preparing and filing within 15 days after receipt of such notice all required documents and filings) to obtain all third-party or government consents, approvals and authorizations as may be necessary or advisable, to, as promptly as practicable (but in no event later than the latest of (i) the expiration or termination of any applicable waiting period under the HSR Act, (ii) the receipt of all necessary third party or governmental consents, authorizations or approvals and (iii) 15 days after receipt of such notice) either, at the option of each Investor in such Investor Group, (i) cause a Delaware direct wholly-owned corporate subsidiary of Parent to merge, in a reorganization intended to be tax-free, into such Investor pursuant to a merger agreement substantially in the form attached hereto as Exhibit H (each, a "Parent Merger"); provided that such Investor shall be a corporation permitted under applicable law and its governing instruments to effectuate a Parent Merger and shall have represented and warranted that such Investor has no assets or liabilities other than the Investor Interests held by it and its rights and obligations under this Agreement and the Ancillary Agreements or (ii) exchange shares of common stock, par value $0.01 per share, of Parent ("Parent Common Stock") for the Investor Interests held by such Investor (each, a "Parent Exchange" and together with the Parent Mergers, the "Parent Conversions"). In each Parent Merger, the capital stock of the Investor shall be converted into shares of Parent Common Stock, and in each Parent Exchange, the Newco Interest held by the Investor shall be exchanged for Parent Common Stock, in each case with the number of shares of Parent Common Stock to be issued to be determined by dividing the Original Purchase Price for the interest in Newco held by such Investor (A) by $12, if the Closing Price as of the date of delivery of the Conversion Notice (the "Notice Closing Price") is less than or equal to $24, (B) by $20, if the Notice Closing Price is greater than or equal to $40, or (C) if the Notice Closing Price is greater than $24 and less than $40, then by such number equal to one-half of the Notice Closing Price, as the case may be; provided, however, that no Investor Group shall exercise such rights pursuant to this Section 3.1 until the earlier of (i) 6 months after the Initial Closing or
(ii) a Parent Extraordinary Event (as defined below). In the event Parent is excused from registering shares of Parent Common Stock on Forms S-4 as contemplated by Section 3 of the Registration Rights Agreement, an Investor which has not been deemed to make an election hereunder pursuant to Section 2.2(b) or Section 2.2(f) may delay the closing of the Parent Conversion until such registration is available or revoke its election with respect to the Parent Conversion, in which case such election shall be deemed not to have been exercised for any purpose hereunder. For purposes of the foregoing, the term "Original Purchase Price" shall mean the amount paid at the Initial Closing by such Investor for its interests in Newco (i.e., an aggregate of $50 million for all Investors).